                                                                EXHIBIT 10.24


                AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

          This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of April 1, 1998 by and between Congress Financial Corporation (Central)("Lender") and Eagle Food Centers, Inc. ("Borrower").


                               R E C I T A L S:

          WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement dated as of May 25, 1995; as the same has been amended, (the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement as amended hereby);

          WHEREAS, the Borrower has requested that Lender consent to a second amendment to the Loan agreement as more fully described herein; and

          WHEREAS, Lender has granted its consent to such amendment upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 2 of this Amendment:

         1.1. Section 1.28 of the Loan Agreement is amended by (i) replacing the language "a rate of one percent (1%)" in the first clause (a) of such section with "a rate of, from and after March 1, 1998, one half percent (0.50%)" and
(ii) replacing the language "a rate of three and one half percent (3.50%)" in the first clause (b) of such section with "a rate of, from and after March 1, 1998, two and one quarter percent (2.25%)".

         1.2. Section 3.2 of the Loan Agreement is amended by replacing the dollar amount of "$7,500" stated therein with the dollar amount of "$5000".

         1.3. Section 6.3(b) of the Loan Agreement is amended by amending and restating the first sentence of such section in its entirety as follows: "For purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations on the date of receipt of immediately available funds by Lender in the Payment Account."

         1.4. Section 7.2 of the Loan Agreement is amended by amending and restating clause (d) of such section in its entirety as follows: "(d) upon Lender's request, Borrower shall, at its expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request (i) on or after an Event of Default has occurred and is continuing or (ii) on or after a date in which the amount available under the lending formula set forth in
Section 2.1(a) hereof exceeds the outstanding Loans and Letter of Credit Accommodations by less than

$10,000,000, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory, prepared in form, scope and methodology (including, without limitation, on a "going out of business" basis) acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely; provided that Borrower may request such a report or appraisal at any time or times as Borrower may desire for the purpose of inducing Lender to modify the Inventory Advance Rate;"

     1.5. Section 9.8 of the Loan Agreement is amended by replacing the dollar amount of "$10,000,000" which appears in clause (e) therein with the dollar amount "$50,000,000".

     1.6. Section 9.13 of the Loan Agreement is amended by (i) replacing the dollar amount of "$10,000,000" set forth opposite the period designated as "Borrower's fiscal year 1998" in such section with the amount of "$75,000,000" and (ii) adding the following at the end of the categories designated as "Period" and "Maximum Amount":

     "Borrower's fiscal year 1999      $75,000,000 or such greater amount as
                                       agreed to by Lender in writing prior to
                                       the first day of such fiscal year


     Borrower's fiscal year 2000       $75,000,000 or such greater amount as
                                       agreed to by Lender in writing prior to
                                       the first day of such fiscal year"

     1.7. Section 12.1(a) of the Loan Agreement is amended by (i) replacing the language "the date three (3) years from the date hereof" in the first sentence of such section with "April 15, 2000" and (ii) replacing the dollar amount of "$100,000" appearing in the second sentence of such section with "$50,000".

Section 2. Conditions to Effectiveness of Amendment. This Amendment shall be effective as of the date first above written and the following conditions precedent shall have been satisfied at or prior to such date;

     2.1.  Documents.

           (a) Amendment. The Lender shall have received a duly executed counterpart of this Amendment from Borrower.

           (b) Participation of Loan Agreement Consents. Each Person which has acquired a participation interest in any or all of Lender's rights under the Loan Agreement shall have executed and delivered to Lender an Acknowledgment and Consent, in form and substance satisfactory to Lender, with respect to the applicable participation agreement.

     2.2. Certified Resolutions, etc. Lender shall have received a certificate, in form and substance satisfactory to the Lender, of the secretary or assistant secretary of the Borrower dated the effective date of this Amendment (the "Effective Date"), certifying (i) the resolutions of its Board of Directors approving and authorizing the execution, delivery and performance by it of this Amendment and the continued effectiveness thereof, (ii) that there have been no changes in its certificate of incorporation or by-laws since May 25, 1995, or if there have been changes in its certificate of incorporation or by-laws since May 25, 1995, certifying its certificate of incorporation and/or by-laws, as the case may be, as in effect on the Effective Date and (iii) specimen signatures of its officers authorized to sign this Amendment.

     2.3. Consents, Licenses, Approval, etc. All consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of this Amendment or the Loan Agreement, as amended by this Amendment, or the validity or enforceability thereof, or in connection with any of the transactions effected pursuant to this Amendment or the Loan Agreement, as amended by this Amendment, shall be in full force and effect.

     2.4. No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the reasonable judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the execution, delivery or performance by the borrower of this Amendment or the Loan Agreement, as amended by this amendment.

Section 3. Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this amendment that:

     3.1. No Default; etc. No Event of Default and no event or condition which, merely with notice or the passage of time or both, would constitute an Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.

     3.2. Corporate Power and Authority; Authorization. Borrower has the corporate power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Loan Agreement, as amended by this Amendment, and the execution and delivery by Borrower of this Amendment and the Loan Agreement, as amended by this Amendment, and the performance by the Borrower of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action by Borrower.

     3.3. Execution and Delivery. Borrower has duly executed and delivered this Amendment.

     3.4. Enforceability. This Amendment and the Loan Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

     3.5. Representations and Warranties. All of the representations and warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment and the transactions contemplated hereby.

Section 4.  Miscellaneous.

     4.1. Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement or (ii) prejudice any right or rights that Lender may now have or may have in the future under or in connection with the Loan Agreement or any other financing Agreement. Each reference in the Loan Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

     4.2. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

     4.3. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.



                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                       CONGRESS FINANCIAL CORPORATION
                                       (CENTRAL)


                                       By: /s/ Steven Linckrman
                                          --------------------------------
                                       Name:  Steven Linckrman
                                       Title: Vice President


                                       EAGLE FOOD CENTERS, INC.


                                       By: /s/ Patric Plumley
                                          --------------------------------
                                       Name:  Patric Plumley
                                       Title: Secretary